Exhibit 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (the “Third Amendment”) is made as of the 11th day of May, 2018 (“Effective Date”) by and between XpresSpa Holdings, LLC, a Delaware limited liability company (the “Borrower”) and B3D, LLC (the “Lender”).

WHEREAS, the Borrower and Rockmore Investment Master Fund Ltd. (“Rockmore”) entered into (a) a Credit Agreement dated April 22, 2015, whereby Rockmore provided credit facilities to Borrower, (b) a First Agreement to Credit Agreement and Waiver dated August 8, 2016, and (c) a Second Amendment to Credit Agreement dated May 10, 2017 (collectively, the “Credit Agreement”);

WHEREAS, on ________, 2017, Rockmore assigned its rights under the Credit Agreement to Lender;

WHEREAS the Borrower and Lender wish to amend certain terms of the Credit Agreement relating to the Maturity Date (as defined in the Credit Agreement).

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

1.       Maturity Date. Section 1.01 Definitions is hereby amended by deleting the definition corresponding to the following definition and substituting in its place the following definition:

“Maturity Date”: December 31, 2019.

2.       Prepayment. Section 2.03 Prepayments of Loans is hereby amended by adding the below clause (c) thereto:

If no Event of Default exists and if the proceeds arising out of any insurance claim or series of related claims do not exceed $250,000, loss payments in each instance will be applied by the applicable Credit Party to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Credit Party; provided, however, that payments received by any Credit Party after an Event of Default occurs and is continuing or in excess of $250,000 for any occurrence or series of related occurrences shall be paid to the Lender for itself and on behalf of the secured parties under the Security Agreement and, if received by such Credit Party, shall be held in trust for the secured parties under the Security Agreement and immediately paid over to the Lender unless otherwise directed in writing by the Lender.

3.       No Waiver. This Third Amendment shall not constitute a waiver or modification of any of the Lender’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Documents, except as specifically set forth above, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Documents and applicable law.

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4.       Authorization. This Third Amendment has been approved by proper corporate authorization and resolution of the Borrower.

5.       Counterparts. This Third Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement. Any signature delivered by a party by facsimile transmission or by email in “PDF” or similar format shall be deemed to be an original signature hereto.

6       Governing Law. This Third Amendment is governed by and is to be construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law rules of New York). The parties to this Agreement hereby consent to the exclusive jurisdiction of the federal and state courts of the State of New York in the event of any dispute arising under or in connection with this Agreement.

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[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Third Amendment to Credit Agreement as of the date first above written.

XPRESSPA HOLDINGS, LLC

By:
Name:	Edward Jankowski
Title:	Chief Executive Officer

B3D, LLC

By:
Name:	Bruce Bernstein
Title:	Controlling Director

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